SUBSIDIARY GUARANTY AGREEMENT

THIS SUBSIDIARY GUARANTY AGREEMENT (this “Guaranty”), dated as of February 16, 2015, is made by Dr. Pave Worldwide, LLC, a Delaware limited liability company and Dr. Pave, LLC, a California limited liability company (collectively referred to as the "Guarantor"), in favor of JMW Fund, LLC, a Delaware limited liability company, Richland Fund, LLC, a Nevada limited liability company, and San Gabriel Fund, LLC, a California limited liability company B, LLC (collectively referred to as the "Lender").

RECITALS

WHEREAS, Heatwurx, Inc., a Delaware corporation (the "Company") and the Lender are parties to a Loan Agreement, a Security Agreement, and a series of 12% Senior Secured Promissory Notes, dated on or around February 6, 2015 (collectively referred to as the "Loan Documents");

WHEREAS, the Lender has based its investment in part upon the representation that the Guarantor would guaranty the debts of the Company with the Lender; and

WHEREAS, the Guarantor has determined that its execution, delivery, and performance of this Guaranty directly benefits it, and is in its best interests.

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lender to enter into and perform the Loan Documents, the Guarantor hereby agrees with the Lender as follows:

1.

Definitions. All terms used in this Guaranty, which are defined in the Loan Documents and not otherwise defined herein, will have the same meanings herein as set forth therein.  The following terms shall have the following meanings under this Guaranty:

“Material Adverse Effect” means any change or effect that is, or is reasonably likely to be, materially adverse to the business, assets and liabilities (taken together), financial condition or operations or results of operations of the Company and its subsidiaries, taken as a whole; provided, however, that none of the following shall be deemed (either alone or in combination) to constitute such a change or effect: (a)(i) any adverse change attributable to the announcement or pendency of the transactions contemplated by this Guaranty; or (ii) any adverse change attributable to or conditions generally affecting the United States economy or financial markets in general; or (b) any act or threat of terrorism or war anywhere in the world, any armed hostilities or terrorist activities anywhere in the world, any threat or escalation of armed hostilities or terrorist activities anywhere in the world or any governmental or other response or reaction to any of the foregoing.

2.

Guaranty. The Guarantor hereby unconditionally and irrevocably, guaranties the punctual payment, when due and payable, by stated maturity or otherwise, of all obligations of the Company from time to time owing by it in respect to the Loan Documents, including, without limitation, all interest that accrues after the commencement of any insolvency proceeding of the Company or the Guarantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such insolvency proceeding), and all fees, commissions, expense reimbursements, indemnifications, and all other amounts due or to become due under any of the Loan Documents (such obligations, to the extent not paid by the Company, being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) reasonably incurred by the Lender in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor’s liability hereunder extends to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the Lender under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of an insolvency proceeding involving the Guarantor or the Company (each, a "Transaction Party").

3.

Guaranty Absolute; Continuing Guaranty; Assignments.

a.

The Guarantor guaranties that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce such obligations, irrespective of whether any action is brought against any Transaction Party or whether any Transaction Party is joined in any such action or actions. The liability of the Guarantor under this Guaranty will be irrevocable, absolute, and unconditional irrespective of, and the Guarantor hereby irrevocably waives, to the extent permitted by law, any defenses it may now or hereafter have in any way relating to, any or all of the following:

i.

any lack of validity or enforceability of any Loan Document or any agreement, Guaranty or instrument relating thereto;

ii.

any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Transaction Party or otherwise;

iii.

any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

iv.

any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Transaction Party; or

v.

any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by the Lender that might otherwise constitute a defense available to, or a discharge of, any Transaction Party or any other guarantor or surety.

This Guaranty will continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Lender or any other person upon the insolvency, bankruptcy or reorganization of any Transaction Party or otherwise, all as though such payment had not been made.

b.

This Guaranty is a continuing guaranty and will (i) remain in full force and effect until the cash payment in full of the Guaranteed Obligations (other than inchoate indemnity obligations) and payment of all other amounts payable under this Guaranty and will not terminate for any reason prior to the Maturity Date of the Note (other than payment in full of the Note) and (ii) be binding upon the Guarantor and his successors and assigns. This Guaranty will inure to the benefit of and be enforceable by the Lender and its successors, and permitted pledgees, transferees, and assigns. Without limiting the generality of the foregoing sentence, the Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under and subject to the terms of any Loan Documents to any other person, and such other person will thereupon become vested with all the benefits in respect thereof granted to Lender herein or otherwise, in each case as provided in such Loan Document.

4.

Waivers. To the extent permitted by applicable law, the Guarantor hereby waives promptness, diligence, notice of acceptance, and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Lender exhaust any right or take any action against any Transaction Party or any other person. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section is knowingly made in contemplation of such benefits. The Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

5.

Subrogation. The Guarantor may not exercise any rights that it may now or hereafter acquire against any Transaction Party or any other guarantor that arise from the existence, payment, performance or enforcement of the Guarantor’s obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, and any right to participate in any claim or remedy of the Lender against any Transaction Party or any other guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Transaction Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations (other than inchoate indemnity obligations) and all other amounts payable under this Guaranty have been paid in full in cash. If any amount is paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount will be held in trust for the benefit of the Lender and will forthwith be paid to the Lender to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (a) the Guarantor makes payment to the Lender of all or any part of the Guaranteed Obligations, and (b) all of the Guaranteed Obligations (other than inchoate indemnity obligations) and all other amounts payable under this Guaranty are be paid in full in cash, the Lender will, at the Guarantor’s request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment by the Guarantor.

6.

Representations, Warranties and Covenants. The Guarantor hereby represents and warrants as follows:

a.

The execution, delivery and performance by the Guarantor of this Guaranty and each other Loan Document to which the Guarantor is a party (i) have been duly authorized by all necessary actions, (ii) do not and will not contravene its charter or by-laws, or any applicable law or any contractual restriction binding or otherwise affecting on the Guarantor or its properties, (iii) do not and will not result in or require the creation of any lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or its operations or any of its properties.

b.

No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Loan Document to which the Guarantor is a party.

c.

Each of this Guaranty and the other Loan Documents to which the Guarantor or the Company is or will be a party, when delivered, will be, a legal, valid, and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, suretyship or other similar laws.

d.

There is no pending or, to the best knowledge of the Guarantor, threatened action, suit or proceeding affecting the Guarantor or to which any of the properties of the Guarantor are subject, before any court or other governmental authority or any arbitrator that (i) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (ii) relates to this Guaranty or any of the other Loan Documents to which the Guarantor or the Company are a party or any transaction contemplated hereby or thereby.

e.

The Guarantor (i) has read and understands the terms and conditions of the Loan Documents, and (ii) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition, and business of the Transaction Parties, and has no need of, or right to obtain from any Lender, any credit or other information concerning the affairs, financial condition or business of the Transaction Parties that may come under the control of any Lender.

7.

Right of Set-off. Upon the occurrence and during the continuance of any Event of Default under any of the Loan Documents, the Lender may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Guarantor against any and all obligations of the Guarantor now or hereafter existing under this Guaranty or any other Loan Document, irrespective of whether or not any Lender has made any demand under this Guaranty or any other Loan Document and although such obligations may be contingent or unmatured. The Lender agrees to notify the Guarantor promptly after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have under this Guaranty or any other Loan Document in law or otherwise.

8.

Successors and Assigns; Assignment.  Except as otherwise expressly provided herein, the provisions hereof inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.  Nothing in this Guaranty, express or implied, is intended to confer upon any party, other than the parties hereto and their successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Guaranty, except as expressly provided herein.  The Guarantor may not assign this Guaranty or any of the rights or obligations referenced herein without the prior written consent of the Lender.  The Lender may assign this Guaranty, in whole or in part, without the prior consent of the Guarantor, and any assignee of this Guaranty shall inure to all of the rights of the Lender hereunder.

9.

Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given pursuant to this Guaranty must be in writing (including electronic format) and will be deemed by the parties to have been received (i) upon delivery in person (including by reputable express courier service) at the address set forth below; (ii) upon delivery by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); or (iii) upon three (3) business days after mailing with the United States Postal Service if mailed from and to a location within the continental United States by registered or certified mail, return receipt requested, addressed to the address set forth below.  Any party hereto may from time to time change its physical or electronic address or facsimile number for notices by giving notice of such changed address or number to the other party in accordance with this section.

If to the Lender at:
JMW, Richland, and San Gabriel Funds 4 Richland Place Pasadena, CA 91103
Attention: Justin Yorke
Email Address: justin@mcgrainfinancial.com

If to the Guarantor at:
Dr. Pave and Dr. Pave Worldwide 18001 S. Figueroa, Unit F Gardena, CA 90248
Attention: Heather Kearns
Email Address: heather@heatwurx.com

With a copy (which will not constitute notice) to:	Ronald N. Vance
The Law Office of Ronald N. Vance & Associates, P.C.
1656 Reunion Avenue
Suite 250
South Jordan, UT 84095
Email Address: ron@vancelaw.us

10.

Heading; References.  All headings used herein are used for convenience only and shall not be used to construe or interpret this Guaranty.  Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

11.

Waiver of Notice.  The Guarantor hereby waives notice, presentment, demand, protest, and notice of dishonor.

12.

Binding Agreement; Survival.  This Guaranty shall bind and inure to the benefit of both parties, and except as otherwise expressly provided to the contrary herein, each of their respective heirs, successors and assigns.

13.

Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to the Lender, upon any breach or default of the Debtor under this Guaranty shall impair any such right, power, or remedy of the Lender nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring.  All remedies, either under this Guaranty or by law or otherwise afforded to the Lender, shall be cumulative and not alternative.

14.

Construction.  The parties acknowledge that the parties and their counsel have reviewed and revised this Guaranty and that the language used in this Guaranty has been chosen by the parties to express their mutual intent.  Accordingly, no rules of strict construction will be applied against any party with respect to this Guaranty.

15.

Cumulative Rights.  No delay on the part of the Lender in the exercise of any power or right under this Guaranty or under any other instrument executed pursuant to this Guaranty shall operate as a waiver of any such power or right, nor shall a single or partial exercise of any power or right preclude other or further exercise of such power or right or the exercise of any other power or right.

16.

Payments Free of Taxes, Etc.  All payments made by the Debtor under this e Loan Documents shall be made by the Debtor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions, and withholdings.  In addition, the Debtor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance, and enforcement of this Guaranty.  Upon request by the Lender, the Guarantor shall furnish evidence satisfactory to the Lender that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies, and charges have been paid.

17.

Severability.  If one or more provisions of this Guaranty are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Guaranty and the balance of this Guaranty shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

18.

Other Interpretive Provisions.  References in the Loan Documents to any document, instrument or agreement (a) includes all exhibits, schedules, and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guaranty refers to this Guaranty as a whole and not to any particular provision of this Guaranty.  The words “include” and “including” and words of similar import when used in this Guaranty shall not be construed to be limiting or exclusive.

19.

No Oral Modification or Waivers. The terms herein may not be modified or waived orally, but only by an instrument in writing signed by the party against which enforcement of the modification or waiver is sought.

20.

Attorneys’ Fees. In the event of any suit or action to enforce or interpret any provision of this Guaranty or otherwise arising out of this Guaranty, the prevailing party is entitled to recover, in addition to other direct incremental costs, reasonable attorney fees in connection with the suit, action, or arbitration, and in any appeals.

21.

Governing Law; Jurisdiction; Venue.  This Guaranty, and all matters arising directly and indirectly herefrom (the “Covered Matters”), shall be governed in all respects by the laws of the State of Delaware as such laws are applied to agreements between parties in Delaware. The Guarantor irrevocably submits to the personal jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of the Covered Matters.  Service of process on the Guarantor in connection with any such suit, action or proceeding may be served on the Guarantor anywhere in the world by the same methods as are specified for the giving of notices under this Guaranty. The Guarantor irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Guarantor irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

22.

Entire Agreement; Integration Clause. This Guaranty sets forth the entire agreement and understandings of the parties hereto with respect to this transaction, and this Guaranty supersedes and nullifies all other agreements made between the parties hereto.

23.

Counterparts. This Guaranty may be executed in as many counterpart copies as may be required. All counterparts shall collectively constitute a single agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed as of the date first above written.

GUARANTOR

DR. PAVE WORLDWIDE, LLC

Signature:	/s/ David Dworsky
Name:	David Dworsky
Title:	CEO of Heatwurx, Inc., Sole Member

DR. PAVE, LLC

Signature:	/s/ David Dworsky
Name:	David Dworsky
Title:	CEO of Heatwurx, Inc., Sole Member